UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

PULASKI FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Missouri	0- 24571	43-1816913
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip Code)

(314) 878-2210
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition

On June 3, 2010, Pulaski Financial Corp., the parent of Pulaski Bank, announced its financial results for the three and six months ended March 31, 2010.  The press release announcing financial results for the three and six months ended March 31, 2010 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits

Number               Description

99.1	Press Release dated June 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2010	By:	/s/ Paul J. Milano
Paul J. Milano
Chief Financial Officer